UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 30, 2008


                              SIERRA RESOURCE GROUP, INC.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             NEVADA                   000-25301                 88-0413922
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                            6767 W. Tropicana Avenue
                                    Suite 207
                                Las Vegas, Nevada
                                   89103-4754
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                  (702) 248-1027
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01  Entry into a Material Definitive Agreement.

         On April 30, 2008, the Company entered into an "Assignment and Quit Claim of Oil and Gas Leases" agreement (the "Agreement") with Sierra Asset Holdings LLC (the "Assignor") whereby the Assignor assigned 100% of Assignor's right title and interest in and to the leasehold estate in the oil and gas leases located in Louisiana and Kansas for a note for $29,500 secured by the oil and gas interests assigned.

2.01  Completion of Acquisition or Disposition of Assets.

         On April 30, 2008, the Company completed its acquisition of certain assets as described in the "Assignment and Quit Claim of Oil and Gas Leases" agreement with the Assignor whereby the Assignor assigned 100% of Assignor's right title and interest in and to the leasehold estate in the oil and gas leases located in Louisiana and Kansas for a note for $29,500 secured by the oil and gas interests assigned. According to the Agreement the Assignor conveyed 100% of .04% working interests with a .03% net revenue interest in one well and conveyed 100% of .35% working interests with a .03% net revenue interest in three wells. The Assignor had paid $29,500 for the interest to Natural Gas & Oil "Choice" Development Fund I, LP and Team Resources, Inc, during the period ended April 30, 2008.

         Paul Andre, an officer and director of the Company, provided the funds to Sierra Asset Holdings LLC to acquire the working and net revenue interest in the wells from Natural Gas & Oil "Choice" Development Fund I, LP., an unrelated party.

9.01  Financial Statements and Exhibits.

Exhibit 10.1   Assignment and Quit Claim of Oil and Gas Leases.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 5, 2008


                                SIERRA RESOURCE GROUP, INC.


                                By: /s/ PAUL W. ANDRE
                                   _______________________________________
                                        Paul W. Andre
                                        Treasurer, Chief Financial Officer
                                        and Director